As filed with the Securities and Exchange Commission on October 1, 1999
                                                    Registration No. 333-34345

                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ------------
                          POST EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933
                                ------------
                         SEROLOGICALS CORPORATION
         (Exact name of registrant as specified in its charter)

Delaware                                     58-2142225
(State or other jurisdiction              (I.R.S. employer)
of incorporation or organization)         identification no.

                      780 Park North Blvd., Suite 110
                         Clarkston, Georgia 30021
                            (404) 296-5595
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                               ------------

                           DESMOND H. O'CONNELL, JR.
                    President and Chief Executive Officer
                         Serologicals Corporation
                     780 Park North Blvd., Suite 110
                        Clarkston, Georgia 30021
                             (404) 296-5595
     (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                 -----------

                                  Copies to:
                             DAVID S. ROSENTHAL
                     Swidler Berlin Shereff Friedman, LLP
                              919 Third Avenue
                          New York, New York 10022
                               (212) 758-9500




     The Registrant hereby deregisters 264,100 shares of Common Stock of the Registrant registered hereunder for resale by:

            Franklin Small Cap Growth Fund           225,000
            Asarco                                       500
            Wasatch Aggressive Equity Fund            25,100
            ACF/CRF Joint Fund                        13,500

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clarkston, State of Georgia, on this 1st day of October, 1999.
     ---

                                   SEROLOGICALS CORPORATION

                                   By:/s/ Russell H. Plumb
                                      ---------------------------
                                      Russell H. Plumb
                                      Vice President, Finance and
                                      Administration,
                                      Chief Financial Officer and Treasurer


     Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-3 has been signed below by the following persons on behalf of Serologicals Corporation and in the capacities indicated on October 1, 1999:

           Signature                           Title

/s/ Desmond H. O'Connell, Jr. President, Chief Executive Officer and Director
-------------------------
Desmond H. O'Connell, Jr.

/s/ Russell H. Plumb          Vice President, Finance and Administration,
-------------------------     Chief Financial Officer and Treasurer (Principal
Russell H. Plumb              Financial and Accounting Officer)

 *                            Chairman of the Board of Directors
-------------------------
Samuel A. Penninger, Jr.

 *                            Director
-------------------------
James L. Currie

 *                            Director
-------------------------
George M. Shaw, MD., Ph.D.

 *                            Director
-------------------------
Lawrence E. Tilton

 *                            Director
-------------------------
Matthew C. Weisman

                              Director
-------------------------
Wade Fetzer, III

---------
*By Russell H. Plumb as attorney-in-fact